UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                  reported) January 26, 2005 (January 24, 2005)

                           Build-A-Bear Workshop, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      001-32320                  43-1883836
     -----------------              --------------           -------------------
      (State or Other                (Commission                (IRS Employer
      Jurisdiction of                File Number)            Identification No.)
      Incorporation)


        1954 Innerbelt Business Center Drive
                 St. Louis, Missouri                                63114
     ------------------------------------------                  ------------
      (Address of Principal Executive Offices)                    (Zip Code)

                                 (314) 423-8000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
-------------------------------------

     Build-A-Bear Workshop, Inc. (the "Company") issued a press release on January 24, 2005 announcing that the Company will present at the AG Edwards Retailing 2005 conference in Coral Gables, Florida, on Thursday, January 27, 2005.

     The presentation will include an overview of the Company, a discussion of how technology is used by the Company, new technology initiatives underway, and management's guidance for earnings and comparable store sales in fiscal 2005.

     A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The investor conference presentation and slides will be webcast and available both live and via replay after the presentation on the Company's investor relations website located at http://ir.buildabear.com, although the Company reserves the right to discontinue its availability at any time.

     The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.

Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

(c)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated January 24, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BUILD-A-BEAR WORKSHOP, INC.
                                      (Registrant)


Date: January 25, 2005                /s/ Tina Klocke
                                      ------------------------------------------
                                      Name:  Tina Klocke
                                      Title: Chief Financial Bear, Secretary and
                                             Treasurer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release dated January 24, 2005